Exhibit 10.20

FOURTH WAIVER AGREEMENT TO CREDIT AGREEMENT

This FOURTH WAIVER AGREEMENT TO CREDIT AGREEMENT, dated as of March 22, 2017 (this “Agreement”), is entered into by and among Kadmon Pharmaceuticals, LLC, a Pennsylvania limited liability company (the “Borrower”),  the guarantors party hereto and each of the lenders listed on the signature pages hereof under the heading “LENDERS”.  Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement (defined below).

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Perceptive Credit Holdings, LP, as Collateral Representative, have entered into that certain Credit Agreement, dated as of August 28, 2015 (as subsequently amended or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Majority Lenders waive Section 8.01(c)

of the Credit Agreement but only to the extent necessary to permit the required report and opinion of BDO USA LLP  for fiscal year 2016 (the “2016 Annual Report”) to contain a “going concern” or like qualification, exception or explanation (the “Specified Qualification”); and

WHEREAS, upon the request of the Borrower and subject to the terms and conditions set forth herein, the Majority Lenders have agreed to waive the requirement set forth in Section 8.01(c) and permit the Specified Qualification only to the extent applicable to fiscal year 2016.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

Article I DEFINITIONS

SECTION 1.1. Certain Terms.  The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“2016 Annual Report” is defined in the second recital.
“Agreement” is defined in the preamble.
“Borrower” is defined in the preamble.
“Credit Agreement” is defined in the first recital.
“Effective Date” is defined in Section 2.1 of this Agreement.

Article II CERTAIN AMENDMENTS AND MODIFICATION TO the CREDIT AGREEMENT

SECTION 2.1. Partial Waiver of Commitments Under Section 8.01(c).  Effective as of the date hereof (the “Effective Date”), the Lenders hereby agree to waive the requirements of Section 8.01(c) of the Credit Agreement to the extent, and only to the extent, necessary to permit the 2016 Annual Report to contain the Specified Qualification.

SECTION 2.2. Limited Waiver.  Except as expressly so waived or consented to, as applicable, the parties hereto expressly acknowledge and agree that (i) all other terms and provisions of the Credit Agreement and each other Loan Document shall continue in full force and effect in accordance with its terms and (ii) any waivers, consents or other modifications set forth in this Agreement are limited as expressly set forth herein, and shall not be deemed to constitute a waiver of any Default or Event of Default or any future breach of the Credit Agreement or any of the other Loan Documents.

Article III conditions TO EFFECTIVENESS
SECTION 3.1. Conditions to Effectiveness. This Agreement shall become effective as of the Effective Date upon satisfaction of the following:
(a) the Lenders shall have received counterparts of this Agreement duly executed by each of the Obligors and the Lenders party hereto; and

(b) the Lenders shall have received a certificate, dated as of the date hereof and duly executed and delivered by a Responsible Officer of the Borrower certifying as to the matters set forth in Articles IV and V hereof.

Article IV Representations and Warranties

To induce the Lenders to enter into this Agreement,  each Obligor represents and warrants to the Collateral Representative and the Lenders as set forth below.

SECTION 4.1. Validity, etc.  This Agreement, the Credit Agreement and the other Loan Documents (both before and after giving effect to this Agreement) constitute the legal, valid and binding obligation of such Obligor, enforceable in accordance with its respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 4.2. Representations and Warranties, etc.  Immediately prior to, on the Effective Date and immediately after giving effect to, this Agreement, the following statements shall be true and correct:

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(a) the representations and warranties set forth in each Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

(b) no Default or Event of Default shall have then occurred and be continuing.
Article V Confirmation

SECTION 5.1. Guarantees, Security Interest, Continued Effectiveness.  Each Obligor hereby consents to the modifications made to the Loan Documents pursuant to this Agreement and hereby agrees that, after giving effect to this Agreement, each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified in all respects, except that upon the occurrence of the Waiver Effective Date, all references in such Loan Documents to the “Credit Agreement”, “Loan Documents”, “thereunder”, “thereof”, or words of similar import shall mean the Credit Agreement and the other Loan Documents, as amended or otherwise modified by this Agreement.

Article VI Miscellaneous
SECTION 6.1. Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.

SECTION 6.2. Loan Document Pursuant to Credit Agreement.  This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby, including Section 13 thereof.

SECTION 6.3. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

SECTION 6.4. Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

SECTION 6.5. Governing Law.   This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

SECTION 6.6. Full Force and Effect; Limited Waiver and Consent. Except as expressly amended hereby, the Obligors each jointly and severally agree that all of the 3 representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The amendments, consents and other waivers and modifications set forth in this Agreement shall be limited precisely as provided for herein to the provisions expressly amended herein or otherwise modified or waived hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Credit Agreement, the Credit Agreement or any of the Loan Documents.

SECTION 6.7. No Waiver.  Except as otherwise specified herein, this Agreement is not, and shall not be deemed to be, a waiver or consent to any Default or Event of Default, or other non-compliance now existing or hereafter arising under the Credit Agreement and the other Loan Documents.

[Signature pages to follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by a Responsible Officer as of the date first above written.

borrower:

Kadmon PHARMACEUTICALS, LLC

By:

Name:

Title:

Guarantors:

Kadmon Corporation, LLC

By:

Name:

Title:

Kadmon Holdings,  INC

By:

Name:

Title:

Kadmon Research Institute, LLC

By:

Name:

Title:

Three rivers research institute i, LLC

By:

Name:

Title:

three rivers biologicS, LLC

By:

Name:

Title:

three rivers global pharma, LLC

By:

Name:

Title:

COLLATERAL REPRESENTATIVE:

PERceptive credit holdings, Lp

By: Perceptive Credit Opportunities GP, LLC, its general partner

By
Name:
Title:

By
Name:
Title:

MAJORITY LENDERS:

PERceptive credit holdings, Lp

By: Perceptive Credit Opportunities GP, LLC, its general partner

By
Name:
Title:

By
Name:
Title: